UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2013

WOLVERINE EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-152343
(Commission File Number)

98-0569013
(IRS Employer Identification No.)

4055 McLean Road, Quesnel, British Columbia, Canada V2J 6V5
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (250) 992-6972

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01                      Entry into Material Definitive Agreement

Item 2.01                      Completion of Acquisition or Disposition of Assets

On June 11, 2013, we entered into a purchase agreement between our company and 0969015 B.C. Ltd. wherein we have agreed to purchase 20 mining claims located in the Cariboo District of British Columbia, Canada from 0969015 B.C. Ltd. As consideration for the purchase of the property, we have agreed to issue to 0969015 B.C. Ltd. 35,000,000 shares of common stock of our company.

Item 3.02                      Unregistered Sales of Equity Securities

On August 23, 2012, we issued 6,100,000 shares of our common stock pursuant to debt settlement agreements with two individuals. The deemed price of the shares issued was $0.01 per share. We have issued all of the shares to two non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On October 9, 2012, we issued 1,600,000 shares of our common stock in a private placement at a purchase price of $0.01 raising gross proceeds of $16,000. We have issued all of the securities to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On October 9, 2012, we issued 200,000 shares of our common stock in a private placement at a purchase price of $0.01 raising gross proceeds of $2,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On March 8, 2013, we issued 12,000,000 shares of our common stock pursuant to a debt settlement agreement with one individual. The deemed price of the shares issued was $0.01 per share. We have issued all of the shares to a non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On April 23, 2013, we issued 1,600,000 shares of our common stock in a private placement at a purchase price of $0.01 raising gross proceeds of $16,000. We have issued all of the securities to two U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On April 23, 2013, we issued 6,200,000 shares of our common stock in a private placement at a purchase price of $0.01 raising gross proceeds of $62,000. We have issued all of the shares to five non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On April 23, 2013, we issued 2,750,000 shares of our common stock pursuant to debt settlement agreements with three individuals. The deemed price of the shares issued was $0.01 per share. We have issued all of the securities to three U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On April 23, 2013, we issued 7,700,000 shares of our common stock pursuant to debt settlement agreements with ten individuals. The deemed price of the shares issued was $0.01 per share. We have issued all of the shares to ten non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective June 11, 2013, we issued 35,000,000 shares of common stock to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933

Item 9.01                      Financial Statements and Exhibits

10.1	Purchase Agreement dated June 11, 2013 between our company and 0969015 B.C. Ltd.

10.2	Form of subscription agreement – US Subscribers

10.3	Form of subscription agreement – Non-US Subscribers

10.4	Form of debt settlement agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLVERINE EXPLORATION INC.

/s/ Lee Costerd
Lee Costerd
President

Date: June 13, 2013